NUMBER

SHARES

MERITMEDICAL

MERIT MEDICAL SYSTEMS, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF UTAH

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 589889 10 4

This Certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF NO PAR VALUE OF

CERTIFICATE OF STOCK

MERIT MEDICAL SYSTEMS, INC.

Transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the signatures of its duly authorized officers.

Dated:

SECRETARY

MERIT MEDICAL SYSTEMS, INC. CORPORATE SEAL UTAH

PRESIDENT

ZIONS FIRST NATIONAL BANK (SALT LAKE CITY) TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

6331

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common
TEN ENT—as tenants by the entireties
JT TEN —as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT—.............. Custodian..............
(Cust) (Minor)
under Uniform Gifts to Minors
Act..............
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ______________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

______________________________ *shares*

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________ *Attorney*

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________

____

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEE: ______________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN MERIT MEDICAL SYSTEMS, INC. AND ZIONS FIRST NATIONAL BANK, RIGHTS AGENT, DATED AS OF AUGUST 27, 1997 (THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF MERIT MEDICAL SYSTEMS, INC. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. MERIT MEDICAL SYSTEMS, INC. WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO ANY PERSON WHO BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) MAY BECOME NULL AND VOID.